UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2005

HSBC Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8198	86-1052062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Sanders Road, Prospect Heights, Illinois		60070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 564-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 15, 2005, the Offering Committee of the Board of Directors of HSBC Finance Corporation (the “Company”) authorized the issuance and sale of 575,000 shares of 6.36 % Non-Cumulative Preferred Stock, Series B (the “Preferred Stock”), pursuant to an underwritten public offering of 23,000,000 Depositary Shares (the “Depositary Shares”), with each Depositary Share representing ownership of 1/40th of a share of the Preferred Stock.  Each share of Preferred Stock has a par value of $0.01 per share and has a liquidation preference of $1,000 per share.

The offering of the Preferred Stock and the Depositary Shares is registered as part of a Registration Statement on Form S-3 (Reg. No. 333-120494), as amended by Post-Effective Amendment No. 1, which was declared effective on June 9, 2005.  The documents filed with this Form 8-K under Item 9.01 are being filed as exhibits to that registration statement.

Item 9.01.  Financial Statements and Exhibits.

(c)            Exhibits.

No.	Description
1.2	Underwriting Agreement dated June 15, 2005 between HSBC Finance Corporation and the underwriters named therein.

3.1

Amended and Restated Certificate of Incorporation of HSBC Finance Corporation, as amended, including the Certificate of Designation, Preferences and Rights creating 575,000 shares of 6.36% Non-Cumulative Preferred Stock, Series B, of HSBC Finance Corporation.

5	Opinion and consent of Patrick D. Schwartz, Vice President, Deputy General Counsel – Corporate Law and Assistant Secretary of HSBC Finance Corporation.

23.1	Consent of Patrick D. Schwartz, Vice President, Deputy General Counsel – Corporate Law and Assistant Secretary of HSBC Finance Corporation is contained is his opinion (Exhibit 5 filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION

	By:	/s/ Patrick D. Schwartz
	Name:	Patrick D. Schwartz
Title: Vice President, Deputy General Counsel – Corporate and Assistant Secretary

Dated: June 21, 2005

EXHIBIT INDEX

No.	Description
1.2	Underwriting Agreement dated June 15, 2005 between HSBC Finance Corporation and the underwriters named therein.

3.1

Amended and Restated Certificate of Incorporation of HSBC Finance Corporation, as amended, including the Certificate of Designation, Preferences and Rights creating 575,000 shares of 6.36% Non-Cumulative Preferred Stock, Series B, of HSBC Finance Corporation.

5	Opinion and consent of Patrick D. Schwartz, Vice President, Deputy General Counsel – Corporate Law and Assistant Secretary of HSBC Finance Corporation.

23.1	Consent of Patrick D. Schwartz, Vice President, Deputy General Counsel – Corporate Law and Assistant Secretary of HSBC Finance Corporation is contained is his opinion (Exhibit 5 filed herewith).